UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026

Stablecoin Development Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33678	68-0454536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608
(Address of principal executive offices and zip code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SDEV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 20, 2026, Stablecoin Development Corporation (the “Company”) effected a 1-for-5 reverse stock split (the “Reverse Stock Split”) of its common stock, par value $0.01 per share (the “Common Stock”). Except as otherwise specifically noted, all share numbers, share prices, exercise/conversion prices and per share amounts in this current report have been adjusted, on a retroactive basis, to reflect the Reverse Stock Split.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 27, 2026, the audit committee of the board of directors and management of the Company concluded that the Company’s previously issued audited consolidated financial statements for the year ended December 31, 2025, should no longer be relied upon because of an error in the Company’s accounting relating to certain outstanding pre-funded warrants issued on October 16, 2025 (the “Pre-Funded Warrants”).

The error relates to the determination of the number of shares of Common Stock issuable upon exercise of the Pre-Funded Warrants, which contain certain anti-dilution adjustment provisions with respect to issuances of Common Stock by the Company without consideration, including upon the conversion of convertible securities. At the time of issuance, the Pre-Funded Warrants represented the right to purchase 1,081,082 shares of Common Stock at a per share exercise price of $0.05. On October 21, 2025, the Company issued 24 million shares of Common Stock upon the conversion of the Series D and Series E Preferred Stock, which triggered the anti-dilution adjustment of the Pre-Funded Warrants. The anti-dilution adjustment provisions increased the number of shares of Common Stock subject to issuance upon exercise of the Pre-Funded Warrants to 22,664,040 shares of Common Stock as of December 31, 2025. The anti-dilution adjustment also decreased the exercise price per share to $0.002385.

The additional shares will result in an increase in the amount of the Company’s warrant liability as of December 31, 2025, from $30.4 million to $639.1 million, and a corresponding increase in the Company’s net loss for the year ended December 31, 2025, from $22.1 million to $630.8 million. These adjustments are entirely non-cash and do not affect the Company’s cash position, revenue, operating expenses, operating income, or cash flows.

The audit committee of the board of directors and management of the Company have discussed the foregoing matter with the Company’s independent registered public accounting firm, CBIZ CPAs, P.C. Accordingly, the Company intends to restate the aforementioned financial statements in a Form 10-K/A for the year ended December 31, 2025, which will correct the error in the financial statements described above.

The Company provides the following additional information to assist investors in understanding the context and scope of the error described above.

Reclassification of Pre-Funded Warrant Liability to Equity as of March 12, 2026

The Pre-Funded Warrants were properly classified as a liability on the Company’s balance sheet as of December 31, 2025. At that date, the issuance of shares of Common Stock upon exercise of the Pre-Funded Warrants remained subject to a time condition, as well as stockholder approval under the rules of the NYSE American, which had not yet been obtained, resulting in a measurement date input of $5.64 per share, the closing price of the Company’s Common Stock on the NYSE American on December 31, 2025, before giving effect to the Reverse Stock Split, or $28.20 per share, after giving effect to the Reverse Stock Split.

On January 1, 2026, the Pre-Funded Warrants became exercisable in accordance with their terms. At the Special Meeting of Stockholders held on March 12, 2026, the Company’s stockholders approved the issuance of shares of Common Stock underlying the Pre-Funded Warrants. Following receipt of stockholder approval, the Company determined that the conditions for equity classification were met, and accordingly expects to reclassify the Pre-Funded Warrants from a liability to equity in the Company's financial statements for the quarterly period ended March 31, 2026, to be filed with the Securities and Exchange Commission upon completion of the quarterly review for the period then ended.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words or expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements relating to the preparation of the Company’s consolidated financial statements as of and for the year ended December 31, 2025; the annual period affected by the matters discussed above and subject to restatement; the timing for filing the 2025 Form 10-K/A; and the potential scope and impact of the issues discussed above, which are estimates as of the date hereof. These statements involve risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by the forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this report, are detailed in the Company’s latest Form 10-K filed with the Securities and Exchange Commission on March 19, 2026, especially under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The forward-looking statements in this report speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 29, 2026	Stablecoin Development Corporation

	By:	/s/ Michael Kazley
		Name:	Michael Kazley
		Title:	Chief Executive Officer